Creating a Stronger Indiana Banking Franchise

Transaction Overview
January 8, 2008

Forward Looking Statements

When used in this presentation and in filings with the Securities and Exchange Commission, in other press releases or other public shareholder communications, or in oral statements made with the approval of an authorized executive officer, the words or phrases "believe," "will likely result," "are expected to," "will continue," "is anticipated," "estimate," "project," "plans," or similar expressions are intended to identify "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date such statements are made. These statements may relate to future financial performance, strategic plans or objectives, revenues or earnings projections, or other financial information. By their nature, these statements are subject to numerous uncertainties that could cause actual results to differ materially from those anticipated in the statements. Statements about the expected timing, completion, financial benefits and other effects of the proposed merger and all other statements in this presentation other than historical facts constitute forward-looking statements.

Important factors that could cause actual results to differ materially from the results anticipated or projected include, but are not limited to, the following: (1) expected cost savings, synergies and other financial benefits from the *MutualFirst*-MFB merger might not be realized within the expected time frames and costs or difficulties relating to integration matters might be greater than expected; (2) the requisite stockholder and regulatory approvals for the *MutualFirst*-MFB merger might not be obtained; (3) the credit risks of lending activities, including changes in the level and direction of loan delinquencies and write-offs and changes in estimates of the adequacy of the allowance for loan losses; (4) competitive pressures among depository institutions; (5) interest rate movements and their impact on customer behavior and net interest margin; (6) the impact of repricing and competitors' pricing initiatives on loan and deposit products; (7) the ability to adapt successfully to technological changes to meet customers' needs and developments in the market place; (8) the ability to access cost-effective funding; (9) changes in financial markets; (10) changes in economic conditions in general and in the state of Indiana in particular; (11) the costs, effects and outcomes of litigation; (12) new legislation or regulatory changes, including but not limited to changes in federal and/or state tax laws or interpretations thereof by taxing authorities; (13) changes in accounting principles, policies or guidelines; and (14) future acquisitions by *MutualFirst* of other depository institutions or lines of business.

MutualFirst and MFB do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date on which the forward-looking statement is made.

Additional Information

MutualFirst will file a registration statement on Form S-4 with the Securities and Exchange Commission (the "SEC") in connection with the proposed transaction. The registration statement will include a joint proxy statement of *MutualFirst* and MFB that also constitutes a prospectus of *MutualFirst*, which will be sent to the stockholders of *MutualFirst* and MFB. Stockholders are advised to read the joint proxy statement/prospectus when it becomes available because it will contain important information about *MutualFirst*, MFB and the proposed transaction. When filed, this document and other documents relating to the merger filed by *MutualFirst* and MFB can be obtained free of charge from the SEC's website at www.sec.gov. These documents also can be obtained free of charge by accessing *MutualFirst*'s website at www.mfsbank.com or by accessing MFB's website at www.mfbbank.com. Alternatively, these documents, when available, can be obtained free of charge from *MutualFirst* upon written request to *MutualFirst* Financial, Inc., Secretary, 110 E. Charles St., Muncie, Indiana 47305 or by calling (765) 747-2800 or from MFB, upon written request to MFB Corp., Secretary, 4100 Edison Lakes Parkway, Mishawaka, Indiana 46545, or by calling (574) 277-4200.

Participants in this Transaction

MutualFirst and MFB and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from stockholders in connection with the proposed transaction under the rules of the SEC. Information about these participants may be found in the definitive proxy statement of *MutualFirst* relating to its 2007 Annual Meeting of Shareholders filed with the SEC by *MutualFirst* on March 22, 2007 and the definitive proxy statement of MFB relating to its 2008 Annual Meeting of Shareholders filed with the SEC on December 13, 2007. These definitive proxy statements can be obtained free of charge from the sources indicated above. Additional information regarding the interests of these participants will also be included in the joint proxy statement/prospectus regarding the proposed transaction when it becomes available.

This presentation does not constitute an offer to sell or a solicitation of an offer to buy any securities.

Key Transaction Terms

Transaction Value

- $37.08 average price per share(1)
- Approximate aggregate transaction value of $52.7 million

Structure

- MFB Financial merged with and into *Mutual Federal Savings Bank*

Form of Consideration

- 80% stock / 20% cash
- MFB shareholders may elect to receive 2.590 shares of *MutualFirst* or $41.00 per share in cash, subject to proration
- MFB options rolled into *MutualFirst* options

Tax Treatment

- Tax-free reorganization at corporate level

Board Representation

- 4 MFB directors will be joining both the holding company and bank-level boards of *MutualFirst*

Proposed Timing

- Anticipated closing: 2nd Quarter 2008

mutual federal savings bank
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Note: (1) Average price per share calculated based on *MutualFirst's* closing stock price on January 4, 2008 and assuming 80% of MFB Corp. shares are exchanged for 2.590 *MutualFirst* shares with remaining 20% exchanged for $41.00 per share in cash

MFB

Compelling Transaction Rationale

Improved Indiana Market Position

- Consistent with *MutualFirst* strategic expansion plan into attractive Northern Indiana markets of South Bend-Mishawaka and Elkhart
- 11th largest depository institution based in state
- New markets bring compelling relative demographics and population exceeding 520,000, more than doubling *MutualFirst's* potential customer base
- Top 5 position in South Bend-Mishawaka, the state's 4th largest MSA

Complementary Businesses

- Expanded commercial lending capability and a better diversified, more bank-like loan portfolio
- Diversified deposit funding markets sourced at lower incremental cost
- Improved fee-based product opportunities given stronger focus on trust and wealth management businesses
  - Nearly 30% pro forma revenues dedicated toward non-interest income
  - Increase of trust assets under management of more than $400 million

Compelling Transaction Rationale

Low Execution Risk

- Experienced management team dedicated to successful execution and integration
- Complementary business philosophies, cultures and management depth
- Conservative, achievable cost savings assumptions
- Thorough due diligence successfully completed
- Ability to utilize best practices of both institutions

Financially Attractive

- Immediately accretive to EPS, 7% accretive on consensus 2009 estimate
- Targeting double-digit accretion for 2010 and beyond
- Opportunity for future revenue enhancements (although not factored into pro forma analysis)
- Adds scale while improving strategic flexibility
  - $1.5 billion in assets, $1.2 billion in net loans, $1.1 billion in deposits
  - Over $100 million in pro forma market capitalization
- Improved competitive position and increased overall franchise value on a going forward basis

mutual federal savings bank
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MFB

Complementary Branch Franchises



Chicago
South Bend
Elkhart
Warsaw
Wabash
Marion
Muncie
Randolph
Anderson
Lafayette
Indianapolis
Dayton
Kettering
MFSF Branches
MFBC Branches
MFBC Trust Offices

Indiana Ranking

Rank	IN Rank	Company	Brchs.	Dep. ($M)	Market Share
1		JPMorgan Chase & Co. (NY)	184	$11,320.5	12.84 %
2		National City Corp. (OH)	174	7,853.9	8.91
3		Fifth Third Bancorp (OH)	144	6,464.2	7.33
4	1	Old National Bancorp (IN)	88	4,747.0	5.38
5	2	1st Source Corp. (IN)	87	3,412.6	3.87
6		KeyCorp (OH)	64	2,558.9	2.90
7		Huntington Bancshares Inc. (OH)	71	2,494.8	2.83
8	3	First Merchants Corp. (IN)	67	2,333.1	2.65
9		Regions Financial Corp. (AL)	70	2,021.1	2.29
10	4	Irwin Financial Corp. (IN)	17	2,012.7	2.28
11		Marshall & Ilsley Corp. (WI)	31	1,668.7	1.89
12		BMO Financial Group	48	1,610.2	1.83
13	5	MainSource Financial Group (IN)	71	1,584.8	1.80
14	6	First Bancshares Inc. (IN)	44	1,492.1	1.69
15		Wells Fargo & Co. (CA)	40	1,479.3	1.68
16	7	Lakeland Financial Corp. (IN)	46	1,410.6	1.60
17	8	First Financial Corp. (IN)	38	1,272.1	1.44
18	9	Integra Bank Corp. (IN)	37	1,270.4	1.44
19	10	STAR Financial Group Inc. (IN)	44	1,180.4	1.34
20	11	Pro Forma	31	1,035.4	1.18
20		First Financial Bancorp. (OH)	31	919.6	1.04
27	16	*MutualFirst*	21	693.7	0.79
41	27	MFB Corp	10	341.7	0.39
		Totals	2,389	$88,157	

Note: Deposit data as of June 30, 2007
Source: FDIC

mutual federal savings bank
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MFB

Enhanced Demographic Profile

- Relative Demographics: Two largest MSAs for each company



Total MSA Population
321,671
200,091
117,432
70,626
South Bend
Elkhart
Muncie
Marion



5 Year Projected Population Growth
0.79%
6.64%
-1.74%
-3.11%
South Bend
Elkhart
Muncie
Marion



Median Household Income
$50,765
$54,586
$43,604
$45,611
South Bend
Elkhart
Muncie
Marion



5 Year Projected HHI Growth
17.68%
15.85%
16.33%
15.92%
South Bend
Elkhart
Muncie
Marion

MFB *MutualFirst*

Note: Demographic data as of June 30, 2007
Source: US Census data

Pro Forma Franchise

- Top Indiana MSA Markets

							Aggregate MSA Data					
MSAs	MFSF Rank	MFSF Deposits	MFSF Market Share	MFBC Rank	MFBC Deposits	MFBC Market Share	Total Deposits	Total Branches	Total Population	Projected Pop. Growth	Median HH Income	Projected HH Growth
Indianapolis-Carmel, IN							$25,082	605	1,701,870	8.44 %	$60,100	18.67 %
Fort Wayne, IN							4,959	132	412,381	3.89	54,598	17.27
Evansville, IN-KY							5,923	125	351,661	1.85	48,496	16.15
South Bend-Mishawaka, IN-MI				4	$316	7.83%	4,034	88	321,671	0.79	50,765	17.68
Elkhart-Goshen, IN				11	$26	1.17%	2,210	64	200,091	6.64	54,586	15.85
Lafayette, IN							2,308	74	190,888	4.53	49,887	15.61
Bloomington, IN							2,088	66	185,500	4.18	41,951	14.81
Terre Haute, IN							2,276	58	170,998	(0.28)	42,357	15.65
Anderson, IN							1,309	50	131,896	(0.65)	48,921	1,309
Muncie, IN	2	$332	22.00%	-			1,511	41	117,432	(1.74)	43,604	1,511
Michigan City-La Porte, IN							1,266	38	112,068	1.34	51,588	1,266
Kokomo, IN							1,238	38	101,637	(0.02)	56,268	1,238
Warsaw, IN	3	$134	12.40%	-			1,077	41	78,293	3.77	53,160	1,077
Columbus, IN							2,046	28	74,435	2.99	54,845	16.61
Marion, IN	1	$180	25.70%	-			700	26	70,626	(3.11)	45,611	700
Richmond, IN							1,109	40	70,123	(0.88)	43,926	1,109
Jasper, IN							1,261	31	55,590	4.02	51,197	1,261

Note: Demographic data as of June 30, 2007
Deposits in millions
Source: FDIC, US Census data

mutual federal savings bank
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MFB

Loan Portfolio Diversification

- More bank-like loan portfolio further diversifies *MutualFirst's* loan composition

MutualFirst **- Loan Portfolio**


8.1%
28.3%
53.6%
10.0%

Yield: 6.57%

MFB Corp. - Loan Portfolio


11.9%
13.0%
44.9%
30.2%

Yield: 6.76%

Pro Forma Loan Portfolio


9.3%
23.2%
50.7%
16.7%

Yield: 6.63%

1-4 Family	CRE
Consumer	C&I and Other

Note: Based on 9/30 LTM data

Enhanced Funding Profile

- Better diversified deposit portfolio lowers *MutualFirst's* deposit costs

MutualFirst - Deposit Profile



7.4%
14.7%
11.9%
44.8%
21.3%

Cost: 3.50%

MFB Corp. - Deposit Profile



12.3%
23.7%
12.7%
36.7%
14.6%

Cost: 2.97%

Pro Forma Deposit Profile



8.9%
17.6%
12.2%
42.2%
19.1%

Cost: 3.33%

- Demand
- NOW & Other
- MMDA & Savings
- Retail CDs
- Jumbo CDs

Note: Based on 9/30 LTM data

Experienced Management Team

- Talent from both organizations combine for a deep, experienced management team dedicated to integration and growing the pro forma institution

Name	Title	Banking Experience (yrs.)	Age (yrs.)
David Heeter	CEO	29	46
Patrick Botts	President & COO	22	43
Charles Viater	Regional President	29	53
Timothy McArdle	SVP & CFO	30	57
Steve Selby	SVP, Operations	43	62
Donald Kyle	SVP, Business Banking	34	60
James Coleman	SVP, Wealth Management & Trust	40	61

mutual federal savings bank
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MFB

Increased Fee Income Contribution

- Focus on wealth management and pickup of approximately 1,000 trust accounts representing more than $400 million of assets under management improves revenue mix

Estimated Revenue Impact



26%
35%
29%
27%
74%
65%
71%
73%
MFSF
MFB
Pro Forma
Peers
Net Interest Income
Non-Interest Income

Assets Under Management



$140
$413
$553
MFSF
MFBC
Pro Forma

Note: Dollars in millions

Credit Quality

- Consistency in credit quality



NCOs / Avg Loans
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
2002
2003
2004
2005
2006
YTD
MFSF
MFBC

Reasonable Transaction Pricing

Average Offer Price Per Share	$37.08

	MFBC Values Per Share	Transaction Multiples	Midwestern Median (1)
Price / Book Value	$31.25	118.7%	148.6%
Price / Tangible Book Value	$28.29	131.1%	151.2%
Price / LTM Core EPS (2)	$1.48	25.1x	25.1x
Core Deposit Premium	$254.10	5.5%	7.5%
Market Premium (3)	$26.26	41.2%	34.0%

Note: (1) 9 Midwest Thrift Transactions since January 1, 2006 with announced deal value of $15 million - $200 million
(2) Excludes $1.6 million negative provision, $401k securities gains, $120k extraordinary expenses during the last 12 months; Adjusted using 35% marginal tax rate
(3) Market data as of close on January 4, 2008

mutual federal savings bank
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MFB

Meaningful Earnings Improvement

- Estimated Cost Savings & Earnings Per Share Accretion

	2008E	2009E	2010E
Estimated Pre-Tax Cost Savings:			
Salary, Benefits & Employee Expenses	$816	$2,277	$2,391
Data Processing Expense	196	546	574
Professional Fees	176	491	515
Occupancy & Equipment Expense	119	331	347
Other Expenses	307	856	899
Total Est. Pre-Tax Cost Savings	$1,613	$4,501	$4,726
% of MFB expense base	17.6%	23.3%	23.3%
% of combined expense base	7.3%	9.7%	9.8%
Estimated After-Tax Cost Savings (1)	$1,049	$2,926	$3,072
Pro Forma Diluted Share Count	7,186,979	7,230,791	7,289,293
After-Tax EPS Contribution	$0.15	$0.40	$0.42
After-Tax EPS Accretion	$0.02	$0.08	$0.14

Note: (1) Adjusted using 35% marginal tax rate

mutual federal savings bank Go Ahead!

MFB

Financial Assumptions

- 2.590 fixed exchange ratio on 80% of MFB shares
- $41.00 per share in cash on 20% of MFB shares
- MFB options rolled into equivalent MFSF options
- 24.0% cost savings; $4.5mm 2009 pre-tax
- 7.00% opportunity cost of cash
- $4.7mm pre-tax deal related expenses
- 3.00% core deposit intangible; $4.9 mm aggregate
  - Amortized 10 years, SYD
- Assumed closing date of June 30, 2008

MFB Perspective

Charles J. Viater

MFB Corp. President & CEO

mutual federal savings bank

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MFB

Conclusion

Questions

Appendix: Additional Financial Detail

- Pro Forma Financial Analysis

	Standalone (1)		
	MutualFirst	MFB Financial	**Pro Forma (2)**
Balance Sheet			
Assets	$966,789	$510,448	1,482,941
Loans	812,954	403,070	1,233,462
Deposits	706,397	333,803	1,051,544
Equity	87,771	41,057	130,338
Capital			
Tang. Equity / Tang. Assets	7.62%	7.34%	6.68%
Tier I Capital Ratio	9.69%	9.99%	9.05%
Total Capital Ratio	10.77%	10.79%	10.28%
Tangible Book Value Per Share	$16.87	$28.29	$13.73
Profitability			
Return on Avg. Equity (3)	4.62%	5.10%	8.14%
Return on Avg. Assets (3)	0.42%	0.41%	0.73%
Net Interest Margin	2.77%	2.94%	2.93%
Efficiency Ratio (3)	79.80%	84.40%	70.47%
Asset Quality			
NCOs/Average Loans	0.23%	0.17%	0.23%
Reserves/Loans	1.00%	1.30%	1.10%
NPA/Assets	1.20%	1.02%	1.13%

Note: (1) Based on September 30, 2007 data
(2) Based on June 30, 2008 pro forma data including relevant purchase accounting adjustments
(3) Based on fully phased-in cost savings for illustrative purposes

Appendix: Additional Financial Detail

- M&A Midwest Transaction Comparable Groups

Announce Date	Buyer / Target	Target Headquarters	Deal Value	Price / LTM EPS	Price / Book	Price / TBV	Core Dep. Prem.	Market Prem.
9/12/2007	Integra Bank Corp./Peoples Community Bancorp Inc.	West Chester, OH	$87.5	NM	100.6 %	151.2 %	4.8 %	7.9 %
8/7/2007	FBOP Corp./Cardunal SB FSB	West Dundee, IL	16.0	NM	142.3	142.3	4.4	NA
7/24/2007	United Community Finl Corp./P VF Capital Corp.	Solon, OH	135.6	25.5 x	182.7	182.7	12.9	34.0
4/5/2007	First Mutual of Richmond Inc./Mutual Bancorp Inc.	Sidney, OH	19.8	20.0	165.0	165.0	10.8	NA
3/16/2007	Heartland Bancorp Inc./ BankPlus FSB	Morton, IL	33.6	22.4	144.2	144.2	5.0	NA
3/8/2007	LaPorte Bancorp Inc/ City Savings Financial Corp.	Michigan City, IN	19.8	NM	151.5	151.5	10.5	58.1
11/3/2006	Heartland Bancorp Inc./ First Federal Bancshares Inc.	Colchester, IL	30.3	NM	123.6	132.8	4.1	1.1
5/21/2006	Great River Holding Co/First Federal Bancorp.	Bemidji, MN	20.3	25.1	148.6	148.6	7.5	NA
1/27/2006	First Place Financial Corp./Northern Savings & Loan Co	Elyria, OH	72.4	25.3	166.1	166.1	13.2	46.9
		Mean	$48.4	23.7 x	147.2 %	153.8 %	8.1 %	29.6 %
		Median	30.3	25.1	148.6	151.2	7.5	34.0
1/8/2008	*MutualFirst* Financial/MFB Corp. (1)	Mishawaka, IN	$52.7	25.1 x	118.7 %	131.1 %	5.5 %	41.2 %

Note: Midwest Thrift Transactions since January 1, 2006
Announced Deal Value $15 Million - $200 Million
(1) Transaction multiples based on $37.08 average offer price per share
Source: SNL Financial

mutual federal savings bank
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